Exhibit 10.28

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment to License Agreement (this “Amendment”) is dated effective as of July 7, 2009 (the “First Amendment Effective Date”) by and between The General Hospital Corporation, a Massachusetts not-for-profit corporation doing business as Massachusetts General Hospital (“GENERAL”) and Dara Therapeutics, Inc. (formerly Dara Pharmaceuticals, Inc.), a North Carolina corporation (“COMPANY”).

WHEREAS, GENERAL and COMPANY are parties to that certain License Agreement dated effective May 3, 2004, (the “License Agreement”) and desire to amend the License Agreement, as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definition of Terms. All capitalized terms contained herein and not otherwise defined shall be defined as provided in the License Agreement.

2. Amendments.

a. Section 1.6 is deleted in its entirety and replaced with the following:

“The term “PATENT RIGHTS” shall mean the patent applications and patents set forth in Appendix A, any and all patents issuing from or based on such patent applications, any and all foreign counterparts of such applications and patents, and any and all continuations, continuations in part, divisions, reissues, reexaminations, extensions, supplementary protection certificates and renewals of any of such patent applications, patents and foreign counterparts.”

b. Appendix A of the License Agreement is deleted in its entirety and replaced by the new Appendix A attached hereto.

3. Full Force and Effect; Conflicts. The License Agreement and its appendices and exhibits remain unmodified and in full force and effect, except as modified hereby, the parties specifically intending the Amendments listed in Section 2 to supersede, amend and supplement the License Agreement and its appendices and exhibits.

4. Successors and Assigns. The License Agreement, as amended by this Amendment, shall be binding upon and inure to the benefit of the parties thereto and their respective permitted successors and assigns.

5. Multiple Counterparts. This Amendment may be executed in multiple counterpart signature pages, each of which when taken together shall constitute one and the same Amendment. This Amendment may be executed by exchanging facsimile signature pages.

[signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first above written.

THE GENERAL HOSPITAL CORPORATION:		DARA THERAPEUTICS, INC.

By:	/s/ Frances Toneguzzo	By:	/s/ Richard A. Franco
Print name:	Frances Toneguzzo	Print name:	Richard A. Franco
Title:	Executive Director	Title:	President
Research Ventures & Licensing

Appendix A

PATENT RIGHTS

MGH Ref. MGH-1229.0 Borsook

Country	Application Status	Application Serial Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
United States	Granted	09/013711	1/26/1998			5,905,069	5/18/1999

PCT	Expired – National stage entered	PCT/US99/01518	1/26/1999	WO 99/37310	7/29/1999

Australia	Granted	2469399	1/26/1999			758342	7/3/2003

China	Granted	99802430.9	1/26/1999			ZL99802430.9	4/21/2004

Japan	Pending	2000-528292	1/26/1999

MGH Ref. MGH-1725.0 Borsook

Country	Application Status	Application Serial Number	Filing Date	Publication Number	Publication Date	Patent Number	Issue Date
United States	Expired – provisional	60/234,382	9/20/2000

United States	Granted	10/380354	9/5/2003	04 38927	2/26/2004	7196071	3/27/2007

United States	Granted	11/686510	3/15/2007	07 0161597	7/12/2007	7375094	5/20/2008

United States	Pending	12/112213	4/30/2008

PCT	Expired – National stage entered	PCT/US01/29371	9/20/2001	WO 02/24146	3/28/2002

Canada	Pending	2425172	9/20/2001

Europe	Pending	01971222.3	9/20/2001	1328236	7/23/2003

Japan	Pending	2002528183	9/20/2001	2004537494	12/16/2004